UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 1, 2004

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street
Burbank, California (Address of principal executive offices)	91521 (Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Signatures

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers

     (d) On December 1, 2004, the Board of Directors of the Registrant elected Fred H. Langhammer as a Director, effective January 1, 2005. Mr. Langhammer is Chairman of Global Affairs of The Estee Lauder Companies Inc. The Board has not yet determined which Board committee or committees Mr. Langhammer will join.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company
By:	/s/ Roger J. Patterson
Roger J. Patterson
Vice President, Counsel

Dated: December 6, 2004